EXHIBIT 99.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Redwood Entertainment Group, Inc., on Form 10-QSB for the three momths endied March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Whitney Farmer, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: June 23, 2003      /s/ Whitney Farmer
                         ----------------------------------
                         Whitney Farmer, Principal Executive Officer


Date: June 23, 2003      /s/ Whitney Farmer
                         ----------------------------------
                         Whitney Farmer, Principal Financial
                         Financial Officer